UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 31, 2017

BRYN MAWR BANK CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-35746	23-2434506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA (Address of principal executive offices)	19010 (Zip Code)

Registrant's telephone number, including area code
(610) 525-1700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 31, 2017, Bryn Mawr Bank Corporation (“BMBC”), the parent company of The Bryn Mawr Trust Company, held a conference call (“Conference Call”) in connection with the proposed merger of Royal Bancshares of Pennsylvania, Inc. (“RBPI”), the parent company of Royal Bank America, with and into BMBC. Attached as Exhibit 99.1 hereto and incorporated by reference herein is a transcript of the oral presentation by Francis J. Leto, President and Chief Executive Officer of BMBC, and Michael W. Harrington, Chief Financial Officer of BMBC. Information in the transcript is qualified in its entirety by reference to the Slide Presentation and the Press Release that were furnished as Exhibits 99.1 and 99.2 to BMBC’s January 31, 2017 Current Report on Form 8-K, and were referred to during the Conference Call. Investors are urged to review the transcript and the Slide Presentation, together with the Press Release, in their entirety.

The information under Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Forward-looking Statements

This filing contains statements which, to the extent that they are not recitations of historical fact, may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding BMBC’s future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this filing are cautioned that such statements are only predictions, and that BMBC’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in BMBC’s and RBPI's reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those disclosed elsewhere in this document, such factors include, among others, that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that prior to the completion of the transaction or thereafter, BMBC’s and RBPI’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; the inability of RBPI to cash out outstanding warrants to purchase RBPI Class A Common Stock; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; the integration of acquired business with BMBC may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved; the need for capital, ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. BMBC does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the SEC, including our most recent Annual Report on Form 10-K, as updated by our annual, quarterly or other reports subsequently filed with the SEC.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, BMBC will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of RBPI, and a Prospectus of BMBC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BMBC and RBPI, may be obtained at the SEC’s Internet site (http://www.sec.gov).

BMBC and RBPI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of RBPI in connection with the proposed merger. Information about the directors and executive officers of BMBC is set forth in the proxy statement for BMBC’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2016. Information about the directors and executive officers of RBPI is set forth in the proxy statement for RBPI's 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Conference Call Transcript, dated January 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRYN MAWR BANK CORPORATION

Date: February 1, 2017	By:	/s/ Francis J. Leto
Francis J. Leto
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Conference Call Transcript, dated January 31, 2017